UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 14, 2017

JBG SMITH PROPERTIES
________________________________________________________________________________
(Exact name of Registrant as specified in its charter)

Maryland	No. 001-37994	81‑4307010
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
4445 Willard Avenue, Suite 400 Chevy Chase, MD		20815
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (240) 333‑3600
Former name or former address, if changed since last report: 2345 Crystal Drive, Suite 1100 Arlington, VA
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02     Results of Operations and Financial Condition

A copy of the Supplemental Information Package of JBG SMITH Properties as of June 30, 2017 is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by JBG SMITH Properties under the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits
99.1     Supplemental Information Package of JBG SMITH Properties as of June 30, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBG SMITH PROPERTIES
August 14, 2017	By:	/s/ STEPHEN W. THERIOT
Name: Stephen W. Theriot
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Document
99.1	Supplemental Information Package of JBG SMITH Properties as of June 30, 2017.